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                  REGISTRATION STATEMENT CONSISTS OF 9 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 9.

                                                                   File No. 333-

   As filed with the Securities and Exchange Commission on December 21, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                             TYCO INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in Its Charter)


                         BERMUDA                                                      NOT APPLICABLE
(State or Other Jurisdiction of Incorporation or Organization)             (I.R.S. Employer Identification No.)


                THE GIBBONS BUILDING, 10 QUEEN STREET, SUITE 301
                             HAMILTON HM 11, BERMUDA
                    (Address of Principal Executive Offices)
                                 (441) 292-8674*
                         (Registrant's Telephone Number)


*The executive offices of the Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


                        TYCO EMPLOYEE STOCK PURCHASE PLAN
                                ---------------
                            (Full Title of the Plan)

                              --------------------

                                 MARK H. SWARTZ

                        C/O TYCO INTERNATIONAL (US) INC.
                                  ONE TYCO PARK
                           EXETER, NEW HAMPSHIRE 03833
                     (Name and Address of Agent for Service)


                                 (603) 778-9700
          (Telephone Number, Including Area Code, of Agent for Service)

                              --------------------



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

                                        Calculation of Registration Fee

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                                                         Proposed                  Proposed
                                                          Maximum                   Maximum
  Title of                      Amount                   Offering                  Aggregate                 Amount of
Securities to                    to be                     Price                   Offering                  Registra-
be Registered (1)(2)          Registered (3)             Per Share                   Price                   tion Fee
----------------------------------------------------------------------------------------------------------------------
Common Shares,
 $0.20 par value               10,000,000              $65.03125 (4)              $650,312,500                $180,787

----------------------------------------------------------------------------------------------------------------------

(1)  Includes associated Preferred Stock Purchase Rights.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"),this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(3) Plus such additional number of shares as may be required pursuant to the employee benefit plan in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation or other similar event.

(4) This estimate is made pursuant to Rule 457(c) and (h) of the Securities Act solely for the purpose of determining the amount of the registration fee and is based upon the market value of outstanding common shares of the Company on December 15, 1998, utilizing the average of the high and low sale prices on the New York Stock Exchange on that date.

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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     Tyco International Ltd. (the "Company") and the plan listed below:

Tyco Employee Stock Purchase Plan

(the "Plan"), hereby incorporate by reference the documents listed below, which have previously been filed with the Securities and Exchange Commission:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998;
     (b) The Registrant's Current Reports on Form 8-K and 8-K/A filed on December 10, 1998 and December 11, 1998;
     (c) The description of the Registrant's Common Shares set forth in the Registration Statement on Form 8-A filed on August 8, 1991, and any amendment or report filed for the purpose of updating such description;
     (d) The description of the associated Preferred Stock Purchase Rights under the Rights Agreement between the Registrant and Citibank, N.A. dated as of November 6, 1996, set forth in the Registration Statement on Form 8-A filed on November 12, 1996, and any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed with the Securities and Exchange Commission by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

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


Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Bye-Law 102 of the Tyco Bye-Laws provides, in part, that Tyco shall indemnify its directors and officers for all costs, losses and expenses which they may incur in the performance of their duties as director or officer, provided that such indemnification is not otherwise prohibited under The Companies Act 1981 (as amended) of Bermuda. Section 98 of The Companies Act 1981 (as amended) prohibits such indemnification against any liability arising out of fraud or dishonesty of the director or officer. However, such section permits Tyco to indemnify a director or officer against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favor or in which he is acquitted or when other similar relief is granted to him.

The Registrant maintains $75,000,000 of insurance to reimburse its directors and officers for charges and expenses incurred by them for wrongful acts claimed against them by reason of their being or having been directors or officers of the Registrant or any subsidiary thereof. Such insurance specifically excludes connection with various designated matters, including libel or slander, illegally obtained personal profits, profits recovered by the Registrant pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and deliberate dishonesty.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

Item 8.  EXHIBITS.

     (a) The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

     Exhibit
     -------

       10.1    Tyco Employee Stock Purchase Plan
       23.1    Consent of PricewaterhouseCoopers
       23.2    Consent of Arthur Andersen LLP
       23.3    Consent of Deloitte & Touche LLP
       24      Powers of Attorney (contained on signature page).

Item 9.  UNDERTAKINGS.

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


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


PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) herein do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the undersigned Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The U.S. subsidiary of the undersigned Registrant that sponsors the Plan hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service in a timely manner and to make all changes required by the Internal Revenue Service in order to qualify the Plan.

     (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 21st day of December, 1998.

                                 TYCO INTERNATIONAL LTD.

                                 By: /s/ Mark H. Swartz
                                    ----------------------------------
                                    Mark H. Swartz
                                    Executive Vice President and Chief Financial
                                    Officer (Principal Financial and Accounting
                                    Officer)


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints L. Dennis Kozlowski and Mark H. Swartz, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and all pre-effective and post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on December 21, 1998 and in the capacities indicated.


/s/ L. Dennis Kozlowski                 Chairman of the Board, President, Chief
-------------------------------         Executive Officer and Director
L. Dennis Kozlowski                     (Principal Executive Officer)


/s/ Michael A. Ashcroft                 Director
-------------------------------
Michael A. Ashcroft


/s/ Joshua M. Berman                    Director and Vice President
-------------------------------
Joshua M. Berman


/s/ Richard S. Bodman                   Director
-------------------------------
Richard S. Bodman


/s/ John F. Fort                        Director
-------------------------------
John F. Fort


/s/ Stephen W. Foss                     Director
-------------------------------
Stephen W. Foss


/s/ Richard A. Gilleland                Director
-------------------------------
Richard A. Gilleland


/s/ Philip M. Hampton                   Director
-------------------------------
Philip M. Hampton


/s/ James S. Pasman, Jr.                Director
-------------------------------
James S. Pasman, Jr.


/s/ W. Peter Slusser                    Director
-------------------------------
W. Peter Slusser


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/s/ Mark H. Swartz                      Executive Vice President and Chief
-------------------------------         Financial Officer (Principal Financial
Mark H. Swartz                          and Accounting Officer)


/s/ Frank E. Walsh, Jr.                 Director
-------------------------------
Frank E. Walsh, Jr.



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Pursuant to the requirements of the Securities Act of 1933, the members of the
Tyco Retirement Committee, which is authorized to take action on behalf of and in the name of the Plan have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 21st day of December, 1998.


                                    TYCO INTERNATIONAL LTD.
                                    RETIREMENT COMMITTEE


                                    By: /s/ Kelly M. Heffernan
                                        ----------------------------------------
                                        Kelly M. Heffernan, Authorized Signatory




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                                  EXHIBIT INDEX

Exhibit
-------

  10.1    Tyco Employee Stock Purchase Plan
  23.1    Consent of PricewaterhouseCoopers
  23.2    Consent of Arthur Andersen LLP
  23.3    Consent of Deloitte & Touche LLP
  24      Powers of Attorney (contained on signature page)




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